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                                                                    EXHIBIT 99.1


Slide 1
(logo) USA Networks, Inc.
Jon Miller
President & CEO
USA Information & Services


Slide 2: Important

This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and are subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. The forward-looking statements in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public.


Slide 3: Superior Growth
(graphic) Timeline depicting when divisions became part of USA Networks, Inc. 1995 - USA Broadcasting
1996 - Home Shopping Network
1997 - Ticketmaster, Shop Channel, HOT Germany
1998 - USA Network, Sci Fi Channel, Studios USA, Citysearch.com, Home Shopping
       Espanol
1999 - Hotel Reservations Network, Match.com, One & Only Network, USA Films,
       HSN.com
2000 - Trio, NWI, TVSN, PRC, Styleclick, ECS
21% Revenue CAGR per share 1995-2000
25% EBITDA CAGR per share 1995-2000

Illustrative pro forma for Operating Businesses from year of acquisition.


Slide 4
Entertainment Group
(logos) USA Network, Sci Fi Channel, Trio, NWI, Crime, Studios USA, USA Films

Interactive Group
Electronic Retailing
(logos) Home Shopping Network, America's Store, Home Shopping Espanol, Home Shopping Europe, Shop Channel, TVSN, HSN.com
Information & Services
(logos) Ticketmaster, Citysearch.com, Match.com, HRN, Styleclick, USA ECS, PRC


Slide 5: Commerce Centric
2000 pro forma revenue
(graphic) Pie chart of revenue breakdown
Total revenue = $4.7 billion
Advertising = 15%
Subscriptions/Production Fees = 20%
Transactions = 65%


Slide 6: Industry Leading Growth
USAi Operating Businesses 2000 vs. 1999 pro forma


                                   Revenue     EBITDA
Information & Services               38%         33%
Electronic Retailing                 20%         12%
Entertainment                        17%         26%


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Slide 7: Internet Profitability 2001 EBITDA
(estimated $ in millions)

eBay - $166
USAi ICG - $120
Monster - $86
iQVC - $79
Homestore - $66
Priceline - $13
Travelocity - $10
Yahoo - $1
Expedia - ($16)
CNET - ($17)
Excite - ($63)
Amazon - ($93)
Terra-Lycos - ($215)

USAi Internet Commerce Group consists of HSN.com, Hotel Reservations Network, Ticketmaster.com, Match.com.

Unaudited estimates based on industry/analyst reports.


Slide 8: Real Online Businesses
o     $1 billion retail transactions
o     Our merchandising
o     Own the inventory
o     Know pricing/margins
o     Low customer acquisition costs
o     Operate at scale

(logos) Ticketmaster, HSN.com, HRN, Match.com

Pro forma estimates.  Unaudited.


Slide 9: Infrastructure = Operating Leverage
(graphic) money
Retail value of transactions (annually) - $5 billion

(graphic) telephone
Inbound phone minutes (annually) - 1 billion

(graphic) computer
Orders processed (annually) - 75 million

(graphic) credit cards
Credit card transactions (annually) - 60 million

(graphic) envelope
Items shipped (annually) - 40 million

(graphic) telephone operator
Customer service centers - 34

(graphic) boxes on cart

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Fulfillment centers square feet - 2.5 million

(graphic) group of people
Customer database - 30 million

Operating estimates for the next twelve months.


Slide 10: USA Information & Services
(logos) Ticketmaster, Citysearch.com, Match.com, HRN, Styleclick, PRC, USA ECS


Slide 11: Ticketmaster
o     #1 ticketing company
o     #2 web retailer (Q4 '00)
o     83 million tickets annually
o     3,500 retail outlets
o     Approximately 30% of TM tickets (Q1 '01)

(graphic) Ticketmaster.com home page

#2 web retailer measuring buying customers among home users in 10/00 per PC Data Online.


Slide 12: Citysearch
o     TMCS is #1 online local network
o     Approximately 90% U.S. metro coverage
o     128 cities worldwide
o     Approximately 85% wireless reach
o     5th largest HRN affiliate

(graphic) Citysearch.com New York City home page


Slide 13: Match.com
o     #1 online subscription-based personals service
o     1.8 million active member profiles (4/01)
o     170,000 affiliates

(graphic) Match.com home page


Slide 14: Hotel Reservations Network
o     #1 online hotel room consolidator
o     Discounted rates for sold-out dates
o     18,650 affiliates
o     3,100 properties
o     135 cities served

(graphic) HRN home page


Slide 15: 3rd Party Services
o     ECS: USAi's integrated cross-selling unit
o     PRC: Leader in integrated customer care/eCRM
o     Styleclick: Transaction revenue model + direct fees

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o     eCommerce partnerships with NBA, NFL, PGA, CBS Sportsline

(logos) USA ECS, PRC, Styleclick


Slide 16: A Big League Player
o     4 top-10 sports sites
o     12 million tickets
o     1 million videos/DVDs
o     250,000 units of merchandise
o     14 live TV events

(logos) CBS Sportsline.com, NBA, PGA Tour, Nascar.com, NFL, MLB, NHL

Source: PC Data Online (2/01) for sports site ranking
Management unaudited estimates.


Slide 17: Growth Opportunities
o     Recent deals
o     Reserved access
o     Travel-related services
o     Commerce partnerships
o     Direct marketing
o     International

(graphic) world map


Slide 18: Advantage USAi
Interactivity enables the convergence of entertainment and commerce. USAi is focused on this convergence. Nobody else balances a storytelling sensibility with a merchandising expertise with a massive transactional infrastructure.

The Internet is the first convergent medium. Television will be next.

USAi is among the very few companies making profits on the Internet -- in high growth, high margin, high barrier-to-entry businesses.

Traditional advertising is arcing toward direct selling.
USAi is already there. 2/3rd of its revenue is derived from transactions, and it's growing 2 to 5 times faster than the largest media companies.


Slide 19
(logo) USA Networks, Inc.

Focused on the new convergence of entertainment, information, and direct selling.


Slide 20
(logo) USA Networks, Inc.